Exhibit 32.1

MTS SYSTEMS CORPORATION
CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned, Randy J. Martinez, the Interim Chief Executive Officer of MTS Systems Corporation (the "Company"), has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended October 3, 2020 (the "Report").
The undersigned hereby certifies that:
1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 15, 2020	/s/ RANDY J. MARTINEZ
Randy J. Martinez
Interim President and Chief Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.